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                                                                    EXHIBIT 10.1

                          $115,000,000 Principal Amount

                          ENCYSIVE PHARMACEUTICALS INC.

                         2-1/2% Convertible Senior Notes

                                    due 2012

                               PURCHASE AGREEMENT

                                 March 11, 2005
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                                                              PURCHASE AGREEMENT

                                                                  March 11, 2005

J.P. MORGAN SECURITIES INC.
277 Park Avenue
New York, NY 10172

UBS SECURITIES LLC
299 Park Avenue
New York, New York 10171

SG COWEN & CO., LLC
1221 Avenue of the Americas
New York, NY 10020

     as Initial Purchasers

Dear Sirs and Mesdames:

          Encysive Pharmaceuticals Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the initial purchasers named in Schedule A hereto (the "Initial Purchasers") $115,000,000 aggregate principal amount of its 2-1/2% Convertible Senior Notes due 2012 (the "Firm Bonds"). In addition, the Company proposes to grant to the Initial Purchasers the option to purchase from the Company up to an additional $15,000,000 aggregate principal amount of the Company's 2-1/2% Convertible Senior Notes due 2012 (the "Additional Bonds"). The Firm Bonds and the Additional Bonds are hereinafter collectively sometimes referred to as the "Bonds."

          The Bonds are to be issued pursuant to an indenture (the "Indenture") to be dated as of March 16, 2005, between the Company and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). The Bonds will be convertible in accordance with their terms and the terms of the Indenture into shares of the common stock (the "Common Stock") of the Company, par value $.005 per share (the "Shares").

          The Bonds and the Shares will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to "qualified institutional buyers" in compliance with the exemption from registration provided by Rule 144A under the Securities Act ("Rule 144A").

          The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be entered into at or prior to the time of
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purchase (as defined herein) between the Company and the Initial Purchasers (the
"Registration Rights Agreement").

          In connection with the sale of the Bonds, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum including or incorporating by reference a description of the terms of the Bonds and the Common Stock, the terms of the offering and a description of the Company (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum"). As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein, if any. The terms "supplement," "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in such Memorandum, if any, that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          The Company and the Initial Purchasers agree as follows:

          1. Sale and Purchase: Upon the basis of the warranties and representations and subject to the other terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of Firm Bonds set forth opposite the name of such Initial Purchaser in Schedule A hereto at a purchase price of 96.75% of the principal amount thereof.

          In addition, the Company hereby grants to the several Initial Purchasers the option to purchase from time to time, and upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, each Initial Purchaser shall have the right to purchase from time to time from the Company, at a purchase price of 96.75% of the principal amount thereof, plus accrued interest, if any, from the time of purchase (as hereinafter defined) to the additional time of purchase (as hereinafter defined), Additional Bonds in an aggregate principal amount proportional to the aggregate principal amount of Firm Bonds set forth opposite such Initial Purchaser's name on Schedule A hereto. This option may be exercised by J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the Initial Purchasers (collectively, the "Representatives") at any time on or before the thirtieth day following the date the Firm Bonds are issued, by written notice to the Company. Such notice shall set forth the aggregate initial principal amount of Additional Bonds as to which the option is being exercised, and the date and time when the Additional Bonds are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than (i) the time of purchase or (ii) the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. As used herein, "business day" shall mean a day on which the New York Stock Exchange, Inc. is open for trading.

          2. Payment and Delivery: Payment of the purchase price for the Firm Bonds shall be made to the Company by Federal (same day) funds, against delivery of the Firm Bonds


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to the Initial Purchasers, at the offices of Porter & Hedges, L.L.P. in Houston,
Texas or at such other place as may be agreed upon by the parties hereto, for the respective accounts of the Initial Purchasers. Such payment and delivery shall be made at 10:00 A.M., New York City time, on March 16, 2005 (unless another time shall be agreed to by you and the Company). The time at which such payment and delivery are actually made is herein sometimes called the "time of purchase."

          Payment of the purchase price for the Additional Bonds shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Bonds.

          One or more global securities representing the Bonds shall be registered by the Trustee in the name of the nominee of The Depository Trust Company ("DTC"), Cede & Co., credited to the accounts of such of its participants as the Initial Purchasers shall request, upon notice to the Company at least 48 hours prior to the time of purchase, with any transfer taxes payable in connection with the transfer of the Bonds to the Initial Purchasers duly paid, and deposited with the Trustee as custodian for DTC at the time of purchase, against payment by or on behalf of the Initial Purchasers of the aggregate purchase price therefore.

          3. Representations and Warranties of the Company: The Company represents and warrants to each of the Initial Purchasers that:

               (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in any Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and
     (ii) the Preliminary Memorandum, as of its date did not and as of the time of execution of this Agreement does not, and the Final Memorandum, as amended or supplemented, prior to the time of purchase will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that any representations and warranties set forth in this paragraph do not apply to statements or omissions in any Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein, which information the parties hereto agree is limited to the Initial Purchasers' Information (as defined in Section 11);

               (b) As of the date of this Agreement, the Company's authorized and outstanding capitalization is the same it as was as of December 31, 2004, as set forth under the column heading entitled "Actual" in the section of the Final Memorandum entitled "Capitalization" and, as adjusted to give effect to the offering of the Firm Bonds and the application of the net proceeds therefrom as described in the "Use of Proceeds" section of the Final Memorandum, the Company would, as of December 31, 2004 have had an authorized and outstanding capitalization as set forth under the column heading entitled "As Adjusted" in the section of the Final Memorandum entitled "Capitalization"; all of the issued and outstanding shares of capital stock, including the Common Stock, of


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     the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any statutory or contractual preemptive rights, resale rights, rights of first refusal or similar rights;

               (c) The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Memorandum accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights;

               (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, except where the failure to have such power and authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

               (e) The Company is duly qualified to do business as a foreign corporation and is in good standing (or the foreign equivalent thereof, if any) in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect and the Company is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not have a Material Adverse Effect;

               (f) The subsidiaries of the Company, other than (i) ImmunoPharmaceutics, Inc., a California corporation and wholly owned subsidiary of the Company, (ii) EP-ET, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, (iii) Encysive, L.P., a Delaware limited partnership, of which the Company is the sole limited partner and EP-ET, LLC is the sole general partner, (iv) Revotar Biopharmaceuticals, AG, a German corporation and majority-owned subsidiary of the Company, and (v) Encysive (UK) Limited, a United Kingdom private limited company and wholly owned subsidiary of the Company (collectively, the "Subsidiaries"), would not, individually, or in the aggregate be a "significant subsidiary" of the Company as defined by Rule 1-02 of Regulation S-X; each Subsidiary has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof, if any) under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum except where the failure to have such power and authority would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is duly qualified to do business as a foreign corporation or other legal entity and is in good standing (or the foreign equivalent thereof, if any) under the laws of each


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     jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each of the Subsidiaries are in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except to the extent set forth in the Memorandum, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (g) Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder's behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under) (i) its respective charter or by-laws (or analogous governing instruments, as applicable), (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except, in the cases of clauses (ii) and (iii), any breaches, violations or defaults, which, singularly or in the aggregate, would not have a Material Adverse Effect; and, the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the Bonds and consummation of the transactions contemplated hereby and thereby, including the issuance of the Bonds and the issuance of the Shares upon conversion of the Bonds, will not conflict with, result in any breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of the Subsidiaries or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

               (h) The Indenture has been duly authorized by the Company and when duly executed and delivered by the Company and duly authorized, executed and delivered by the Trustee will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity;


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               (i) The Registration Rights Agreement has been duly authorized by the Company and when executed and delivered by the Company and duly authorized, executed and delivered by the Initial Purchasers will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity;

               (j) The Bonds have been duly authorized by all necessary corporate action on the part of the Company and when executed and delivered by the Company and duly authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement; the Shares initially issuable upon conversion of the Bonds have been duly authorized and validly reserved for issuance upon conversion of the Bonds, and upon conversion of the Bonds in accordance with their terms and the terms of the Indenture will be issued free of statutory and contractual preemptive rights and are sufficient in number to meet the current conversion requirements, and such Shares, when so issued upon such conversion in accordance with the terms of the Indenture, will be duly and validly issued and fully paid and non-assessable;

               (k) This Agreement has been duly authorized, executed and delivered by the Company;

               (l) The terms of the Bonds, the Registration Rights Agreement, the Indenture and the capital stock of the Company, including the Shares, conform in all material respects to the description thereof contained or incorporated by reference in the Final Memorandum;

               (m) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or Nasdaq National Market ("Nasdaq"), or approval of stockholders of the Company, is required in connection with the issuance and sale by the Company of the Bonds or the issuance of Shares upon conversion of the Bonds or the consummation of the transactions as contemplated hereby and by the Indenture, the Registration Rights Agreement and the Bonds other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Bonds and the Shares are being offered by the Initial Purchasers, (ii) as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and the listing of the Shares on the Nasdaq in connection therewith, (iii) those required in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (iv) those required in connection with arranging for the


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     Bonds to be designated eligible for trading in PORTAL or for the Bonds to be eligible for clearance and settlement through the DTC and (v) such as have already been obtained;

               (n) The Company has obtained for the benefit of the Initial Purchasers the agreement (a "Lock-Up Agreement"), substantially in the form set forth as Exhibit B hereto, of each of its executive officers and directors named in Exhibit B-1 hereto;

               (o) Except as described in the Memorandum, (i) no person has any preemptive rights or similar rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no person has the right to act as an initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Bonds, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the sale of the Bonds as contemplated hereby or otherwise; and except as described in the Memorandum, no person has the right, contractual or otherwise, to cause the Company to include any shares of Common Stock or shares of any other capital stock or other securities of the Company in the registration statement to be filed with the Commission pursuant to the Registration Rights Agreement, whether as a result of the sale of the Bonds as contemplated hereby or otherwise;

               (p) Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Bonds;

               (q) KPMG LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are incorporated by reference in the Memorandum, are independent public accountants with respect to the Company as required by the Securities Act, and the applicable published rules and regulations thereunder;

               (r) Each of the Company and the Subsidiaries has all licenses, certificates, authorizations, permits, consents and approvals (collectively, "Consents") and has made all necessary declarations and filings required under any federal, state, local or foreign law, regulation or rule and has obtained all Consents from other persons, which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Memorandum including without limitation all such Consents required by the United States Food and Drug Administration (the "FDA") or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect; all of such Consents are valid and in full force and effect, except where the invalidity of such Consents or the failure of such Consents to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect; all such Consents are free and clear of any restrictions or conditions that are in addition to, or materially different from, those normally applicable to similar Consents; and neither the Company nor any of the Subsidiaries is in violation of, or in default under, nor has the


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     Company nor any of the Subsidiaries received notification of any proceedings relating to revocation or modification of any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries and has no reason to believe that any such Consent will not be renewed, except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

               (s) Except as described in the Memorandum, there are no actions, suits, claims, investigations or proceedings pending, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is or would be a party or of which any of their respective properties is or would be subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action suit, claim, investigation or proceeding which would not result in a judgment, decree or order either (A) having, individually or in the aggregate, a Material Adverse Effect or (B) preventing the consummation of the transactions contemplated hereby and by the Indenture, the Registration Rights Agreement and the Bonds;

               (t) All tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided and those currently payable without penalty or interest or the nonpayment of which would not have a Material Adverse Effect;

               (u) The Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

               (v) Neither the Company nor any of the Subsidiaries have sustained since the date of the last audited financial statements included or incorporated by reference in the Memorandum any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

               (w) The Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to, described in or incorporated by reference in the Memorandum, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement; the Company is not aware that any key employee or significant group of employees of the


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     Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary;

               (x) Neither the Company nor the Subsidiaries are engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

               (y) No "prohibited transaction" (as defined in Section 406 of the ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could, singularly or in the aggregate, have a Material Adverse Effect; each employee benefit plan of the Company and its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification;

               (z) Neither the Company nor any of its Subsidiaries own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Bonds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board;


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               (aa) Each of the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described or incorporated by reference in the Memorandum as being owned or licensed by or to them or that are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); (i) there are no third parties who have or, to the Company's knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the best of the Company's knowledge there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) to the best of the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) to the best of the Company's knowledge there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

               (bb) The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing their business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies, including those bodies and agencies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect; all preclinical and clinical studies undertaken to support approval of products for commercialization have been conducted in compliance with all applicable federal, state or foreign laws, rules, orders or regulations, including current Good Laboratory and Good Clinical Practices in all material respects; no filing or submission to the FDA or any other federal, state or foreign regulatory body, that is intended to be the basis for any approval, contains any material omission or material false information;

               (cc) The audited financial statements included or incorporated by reference in the Memorandum, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance in all material respects with the requirements of the Exchange Act and in compliance with the requirements of generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statement or data included or incorporated by reference in the Memorandum comply with the requirements of Regulation S-X under the Securities Act, including without limitation
     Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements or data included or incorporated by reference in the Memorandum are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth or incorporated by reference in the Memorandum are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; and neither the Company nor the Subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), and there are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources that are not disclosed in the Memorandum;

               (dd) Subsequent to the respective dates as of which information is given in the Memorandum, and except as may be otherwise stated or incorporated by reference in the Memorandum, there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, prospects, regulatory environment, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, (B) any transaction which is material to the Company and the Subsidiaries, taken as a whole,
     (C) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries, taken as a whole, (D) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

               (ee) The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of the Subsidiaries (i) to the Company's knowledge, is not the subject of any investigation, (ii) has not received any notice or claim, (iii) is not a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is not bound by any judgment, decree or order or (v) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

               (ff) In the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

               (gg) When the Bonds are issued pursuant to this Agreement, the Bonds will not be of the same class (within the meaning of Rule 144A) as securities that are listed on a national securities exchange registered pursuant to Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

               (hh) Neither the Company nor any Affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or would be integrated with the sale of the Bonds in a manner that would require the registration under the Securities Act of the Bonds or (ii) offered, solicited offers to buy or sold the Bonds by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act;

               (ii) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Bonds to the Initial Purchasers pursuant to this Agreement to register the Bonds or the Shares deliverable upon conversion of the Bonds under the Securities Act or to qualify the Indenture under the 1939 Act;

               (jj) Neither the Company nor any of the Subsidiaries is, nor after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Final Memorandum will any of them be, required to register as an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (kk) Except as described in the Memorandum, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described or incorporated by reference in the Memorandum as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Memorandum as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

               (ll) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities with the SEC;

               (mm) At the time of purchase there are no securities of or guaranteed by the Company or any Subsidiary of the Company that are rated by a "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Securities Act;

               (nn) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

               (oo) The minute books of the Company and each of its domestic subsidiaries have been made available to the Initial Purchaser and counsel for the Initial Purchaser, and such books (i) contain minutes (or written consents) of all meetings and actions of the board of directors (including each board committee) and shareholders (or analogous governing bodies and interest holders, as applicable) of the Company and each of its domestic subsidiaries since the time of its respective organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes;

               (pp) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Vice President, Finance and Administration by others within those entities, and as of the period covered by the

     Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, such disclosure controls and procedures were effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised, based on the Company's assessment of internal control over financial reporting, as of the fiscal year ended December 31, 2004, of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls as of December 31, 2004 have been identified for the Company's auditors; and in connection with the Company's assessment of internal control described above, there were no significant changes in internal controls or in other factors that have materially affected internal control over financial reporting;

               (qq) Any statistical and market-related data included or incorporated by reference in the Memorandum are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

               (rr) Neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law necessary to be disclosed in the Memorandum in order to make the statements therein not misleading.

               (ss) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Bonds or the Shares issued upon conversion thereof;

               (tt) The Company and the Subsidiaries are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certifications;

               (uu) There are no rulemaking, similar public proceedings or, to the Company's knowledge, similar private proceedings, before the FDA or comparable federal, state, local or foreign government bodies which involve the Company or any of the Subsidiaries, except such proceedings that, if the subject of an action unfavorable to the Company or any such Subsidiary, would not result in a Material Adverse Effect; and

               (vv) The statements set forth in the Memorandum under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Notes, and under the captions "Risk Factors" and "Offering Memorandum Summary," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Bonds shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Initial Purchaser.

          4. Representations and Warranties of the Initial Purchasers. The Initial Purchasers propose to offer the Bonds for sale upon the terms and conditions set forth in this Agreement and the Final Memorandum, and each Initial Purchaser hereby represents and warrants to and agrees with the Company that:

               (a) It will offer and sell the Bonds only to persons whom it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A in transactions meeting the requirements of Rule 144A in purchasing such Bonds, are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Notice to Investors";

               (b) It is a QIB within the meaning of Rule 144A; and

               (c) It has not and will not directly or indirectly, solicit offers in the United States for, or offer or sell, the Bonds by any form of general solicitation, general advertising (as such terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          5. Certain Covenants of the Company: The Company hereby agrees that:

               (a) The Company will prepare the Final Memorandum in a form approved by the Initial Purchasers and will make no amendment or supplement to the Final Memorandum to which any of the Initial Purchasers reasonably objects;

               (b) Promptly from time to time, the Company will take such action as the Initial Purchasers may reasonably request to qualify the Bonds and the Shares for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process or subject itself to any tax in any such jurisdiction where it is not now so qualified or subject;

               (c) The Company will furnish the Initial Purchasers with as many copies of the Final Memorandum, any documents incorporated by reference therein and any amendment or supplement thereto as the Initial Purchasers may from time to time reasonably request, and if, at any time prior to the completion of the resale of the Bonds by the Initial Purchasers, any event shall have occurred as a result of which the Final

     Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Final Memorandum, the Company will notify the Initial Purchasers and upon the request of the Initial Purchasers will prepare and furnish without charge to the Initial Purchasers and to any dealer in securities as many copies as the Initial Purchasers may from time to time reasonably request of an amended Final Memorandum or a supplement to the Final Memorandum which will correct such statement or omission or effect such compliance;

               (d) During the period beginning from the date hereof and continuing until the date 90 days after the date of the Final Memorandum (the "Restricted Period"), the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, offer, sell, contract to sell, hypothecate, pledge, grant or sell any option, right or warrant to purchase, or otherwise dispose of, or contract to dispose of, or announce any offering of or file or cause to be deemed effective any registration statement under the Securities Act relating to, any Shares, any securities substantially similar to the Bonds or the Common Stock, any securities that are convertible into or exchangeable for shares of Common Stock and debt securities or any securities that are convertible into or exchangeable for the Bonds or such other debt securities (other than (i) the issuance of the Bonds; (ii) the issuance of Shares upon conversion of the Bonds; (iii) the issuance of shares of Common Stock upon conversion or exercise of convertible or exercisable or exchangeable securities outstanding as of the date of this Agreement, (iv) the issuance of employee stock options or shares of restricted stock that are not exercisable and do not vest, as applicable, during the Restricted Period pursuant to the Company's stock option plans existing on the date of this Agreement) or (v) the issuance of shares of Common Stock or options pursuant to employee stock option or employee stock purchase plans existing on, or upon exercise of warrants outstanding as of, the date of this Agreement), or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or Bonds irrespective of whether any transaction mentioned above is to be settled by delivery of the Common Stock, the Bonds or other securities, in cash or otherwise;

               (e) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and so long as any of the Bonds (or Shares issued upon conversion thereof) are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, for the benefit of holders from time to time of the Bonds, the Company will furnish at its expense, upon request, to holders and beneficial owners of Bonds and prospective purchasers of Bonds information satisfying the requirements of subsection
     (d)(4)(i) of Rule 144A;

               (f) The Company will cooperate with the Initial Purchasers to cause the Bonds to be eligible for trading in PORTAL;

               (g) For so long as the Bonds remain outstanding, the Company will furnish to the Initial Purchasers copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and will deliver to the Initial Purchasers (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company with the Commission or any securities exchange on which the Bonds or any class of securities of the Company is listed; provided, however, the Company's filing of information specified herein with the Commission by EDGAR shall satisfy this provision with respect to such information; and (ii) such additional information concerning the business and financial condition of the Company as the Initial Purchasers may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

               (h) The Company will use the net proceeds received by it from the sale of the Bonds pursuant to this Agreement in the manner specified in the Final Memorandum under the caption "Use of Proceeds";

               (i) The Company will reserve and keep available at all times free of preemptive rights, Shares for the purpose of enabling the Company to satisfy any obligations to issue Shares upon conversion of the Bonds;

               (j) the Company will use its best efforts to list, as promptly as practicable but in no event later than the time that the registration statement is declared effective in accordance with the Registration Rights Agreement, and subject to notice of issuance, the Shares on the Nasdaq;

               (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including, without limitation, (i) the fees, disbursements and out-of-pocket expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Bonds and all other fees and expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the furnishing of copies thereof to the Initial Purchasers and to dealers (including costs of mailing and shipment), (ii) all costs related to the preparation, issuance, execution, authentication and delivery of the Bonds and the Shares, (iii) all costs related to the transfer and delivery of the Bonds to the Initial Purchasers, including any transfer or other taxes payable thereon, (iv) the costs of printing, reproducing and distributing this Agreement by mail, telex or other means of communication, (v) all expenses in connection with the qualification of the Bonds and the Shares for offering and sale under state laws and the cost of printing and furnishing of copies of any blue sky or legal investment memorandum to the Initial Purchasers and to dealers (including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with such blue sky or legal investment memorandum), (vi) any fees payable to investment rating agencies, if any, with respect to the rating of the Bonds, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the fees and expenses, if any, incurred in connection with the admission of the Bonds for trading in PORTAL or any appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Bonds, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the employees, representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other cost and expenses incident to the performance of the Company's obligations hereunder for which provision is not otherwise made in this Section 5(k);

               (l) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Bonds in a manner which would require the registration under the Securities Act of the offer and sale of the Bonds pursuant to this Agreement;

               (m) The Company will not to solicit any offer to buy or offer or sell the Bonds or the Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

               (n) During the period after the time of purchase or the additional time of purchase, if later, the Company will not, and will not permit Affiliates, to resell any of the Bonds or the Shares which constitute "restricted securities" under Rule 144 under the Securities Act that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act;

               (o) Neither the Company nor any Affiliate will take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Bonds contemplated hereby; and

               (p) The Company and each Subsidiary will comply in all material respects with all applicable securities and other laws, rules and regulations, including without limitation, the Sarbanes-Oxley Act, and use its reasonable best efforts to cause the officers and directors of the Company and each Subsidiary, as the case may be, in their capacities as such, to comply with such laws, rules and regulations, including without limitation, the provisions of the Sarbanes-Oxley Act.

          6. Reimbursement of Initial Purchasers' Expenses: If the Firm Bonds are not delivered for any reason other than the default by one or more of the Initial Purchasers in their obligations hereunder, the Company will reimburse the Initial Purchasers for all of their out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

          7. Conditions of Initial Purchasers' Obligations: The several obligations of the Initial Purchasers hereunder are subject to the accuracy in all material respects of the representations and warranties on the part of the Company on the date hereof and at the time of purchase. The several obligations of the Initial Purchasers at the additional time of purchase are subject to the accuracy in all material respects of the representations and warranties on the part of the Company on the date hereof, at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be. Additionally, the several obligations of the Initial Purchasers hereunder are subject to performance by the Company of its obligations hereunder and to the following conditions:

               (a) The Company shall furnish to the Initial Purchasers at the time of purchase and at the additional time of purchase, as the case may be, the following opinions of counsel to the Company addressed to the Initial Purchasers and dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, and in form reasonably satisfactory to counsel for the Initial Purchasers:

                    (i) opinions of Porter & Hedges, L.L.P. and Bryan Cave LLP substantially as set forth in Exhibit A-1 hereto;

                    (ii) opinion of Wood, Phillips, Katz, Clark & Mortimer substantially as set forth in Exhibit A-2 hereto; and

                    (iii) opinion of Fish & Richardson P.C. substantially as set forth in Exhibit A-3 hereto.

               (b) The Initial Purchasers shall have received on the date of this Agreement, at the time of purchase and the additional time of purchase, as the case may be, from KPMG LLP customary comfort letters dated as of the date of this Agreement, the date of the time of purchase and the date of the additional time of purchase, as the case may be, and addressed to the Initial Purchasers, in form and substance satisfactory to counsel for the Initial Purchasers;

               (c) The Initial Purchasers shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Initial Purchasers;

               (d) No amendment or supplement to the Final Memorandum, or any document which upon filing with the Commission would be incorporated by reference in the Final Memorandum, shall at any time have been made or filed to which any of the Initial Purchasers have reasonably objected in writing;

               (e) At the time of purchase or the additional time of purchase, as the case may be, the Final Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (f) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company (other than as disclosed in the Final Memorandum) shall have been entered into by the Company or any of the Subsidiaries;

               (g) The Company will, at the time of purchase and, if applicable at the additional time of purchase, deliver to the Initial Purchasers a certificate of its Chief Executive Officer and its Vice President, Finance and Administration in the form attached as Exhibit C hereto;

               (h) The Initial Purchasers shall have received copies, duly executed by the Company and the other parties thereto, of the Registration Rights Agreement and the Indenture;

               (i) Each executive officer and director of the Company shall have entered into Lock-Up Agreements substantially in the form attached as Exhibit B hereto on or prior to the date hereof, and each such Lock-Up Agreement, or a copy thereof, shall have been delivered to you and shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be;

               (j) The Company shall have furnished to the Initial Purchasers such other documents and certificates as to the accuracy and completeness of any statement in the Final Memorandum as of the time of purchase and the additional time of purchase, as the case may be, as the Initial Purchasers may reasonably request; and

               (k) The Bonds shall have been designated for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase.

          8. Termination: The several obligations of the Initial Purchasers hereunder shall be subject to termination in the absolute discretion of the Representatives if, (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Final Memorandum, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the judgment of the Representatives, make it impracticable or inadvisable to proceed with the offering or the delivery of the Bonds on the terms and in the manner contemplated in the Final Memorandum; (y) at any time prior to the time of purchase or, with respect to the purchase of any Additional Bonds, the additional time of purchase, as the case may be, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq;
(ii) a suspension or material limitation in trading in the Company's securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives' judgment or in the judgment of such group of Initial Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Bonds on the terms and in the manner contemplated in the Final Memorandum.

          If you elect to terminate this Agreement as provided in this Section 8, the Company shall be notified as provided for herein.

          If the sale to the Initial Purchasers of the Bonds, as contemplated by this Agreement, is not carried out by the Initial Purchasers for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply and does not comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(k), 6 and 9 hereof), and the Initial Purchasers shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

          9.   Indemnity by the Company and the Initial Purchasers:

               (a) The Company agrees to indemnify, defend and hold harmless each Initial Purchaser, its directors and officers, and any person who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Initial Purchaser Indemnified Party"), and the successors and assigns of all the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Initial Purchaser Indemnified Party or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Memorandum, as amended or supplemented, if applicable, or arises out of or is based upon any omission or alleged omission to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from and in conformity with information furnished in writing by or on behalf of any Initial Purchaser to the Company expressly for use therein, which information the parties hereto agree is limited to the Initial Purchasers' Information (as defined in Section 11).

               (b) Each Initial Purchaser severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Company Indemnified Party") from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Company Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Initial Purchaser to the Company expressly for use in any Memorandum or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in connection with such information; provided that the parties hereto hereby agree that such written information provided by the Initial Purchasers consists solely of the Initial Purchasers' Information.

               (c) If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 9, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of the institution of such Proceeding and such Indemnifying Party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all fees and expenses; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding, (ii) such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or (iii) such Indemnified Party shall have reasonably concluded upon written advice of counsel that there may be defenses available to it that are different from, additional to, or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of such Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such Proceeding). An Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
     (i) such settlement is entered into more than 60 business days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days' prior written notice of its intention to settle. An Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

               (d) If the indemnification provided for in this Section 9 is unavailable to an Indemnified Party under subsections (a) and (b) of this
     Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of Initial Purchasers' discounts and commissions but before deducting expenses) received by the Company bear to the discounts and commissions received by the Initial Purchasers. The relative fault of the Company on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

               (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds resold by it in the initial placement of such Bonds were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Bonds they have purchased hereunder, and not joint. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               (f) The indemnity and contribution agreements contained in this
     Section 9 and the covenants, warranties and representations of the Company and the Initial Purchasers contained in this Agreement shall remain in full force and effect (regardless of any investigation made by on behalf of any Initial Purchaser, its directors or officers or any person who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and shall survive any termination of this Agreement or the issuance and delivery of the Bonds. The Company and the Initial Purchasers agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the issuance and sale of the Bonds, or in connection with any Memorandum.

          10. Effectiveness; Increase in Initial Purchasers' Commitments: This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          Subject to Sections 8 and 9, if, at the time of purchase, or the additional time of purchase, as the case may be, any Initial Purchaser shall default in its obligation to take up and pay for the Bonds to be purchased by it at such time hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the aggregate principal amount of Bonds which all Initial Purchasers so defaulting shall have agreed but failed to take up and pay for at such time does not exceed 10% of the total aggregate principal amount of Bonds to be purchased at such time, the non-defaulting Initial Purchasers shall take up and pay for (in addition to the aggregate number of Bonds they are obligated to purchase at such time pursuant to Section 1 hereof) the aggregate principal amount of Bonds agreed to be purchased by all such defaulting Initial Purchasers at such time, as hereinafter provided. Such Bonds shall be taken up and paid for by such non-defaulting Initial Purchaser or Initial Purchasers in such amount or amounts as you may designate with the consent of each Initial Purchaser so designated or, in the event no such designation is made, such Bonds shall be taken up and paid for by all non-defaulting Initial Purchasers pro rata in proportion to the aggregate principal amount of Firm Bonds set opposite the names of such non-defaulting Initial Purchasers in Schedule A.

          Without relieving any defaulting Initial Purchaser from its obligations hereunder, the Company agrees with the non-defaulting Initial Purchasers that it will not sell any Firm Bonds hereunder unless all of the Firm Bonds are purchased by the Initial Purchasers (or by substituted Initial Purchasers selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Initial Purchaser or Initial Purchasers are substituted by the Initial Purchasers or by the Company for a defaulting Initial Purchaser or Initial Purchasers in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Final Memorandum and other documents may be effected.

          The term "Initial Purchaser" as used in this Agreement shall refer to and include any Initial Purchaser substituted under this Section 10 with like effect as if such substituted Initial Purchaser had originally been named in Schedule A.

          If, at the time of purchase, the aggregate principal amount of Firm Bonds which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase exceeds 10% of the total principal amount of Firm Bonds which all Initial Purchasers agreed to purchase hereunder, and if neither the non-defaulting Initial Purchasers nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Bonds which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Initial Purchaser and without any liability on the part of any non-defaulting Initial Purchaser to the Company. If, at the additional time of purchase, the aggregate principal amount of Additional Bonds which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase exceeds 10% of the total principal amount of Additional Bonds which all Initial Purchasers agreed to purchase hereunder, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Bonds or (b) purchase not less than the principal amount of Additional Bonds that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

          11. Information Furnished by the Initial Purchasers: The statements set forth in the last paragraph on the cover page of and the third, fourth and fifteenth paragraph under the caption "Plan of Distribution" in the Final Memorandum (the "Initial Purchasers' Information") constitute the only information furnished by or on behalf of the Initial Purchasers.

          12. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and:

     (a) if to the Initial Purchasers, shall be sufficient in all respects if delivered or sent to:

          J.P. Morgan Securities Inc.
          277 Park Avenue
          New York, NY 10172
          Attention: Syndicate Desk
          Telecopy No.: 212-622-8358

     and

          UBS Securities LLC
          299 Park Avenue
          New York, New York 10171
          Attention: Syndicate Department
          Telecopy No.: 212-713-3460

          with a copy to (for informational purposes only):

          UBS Securities LLC
          299 Park Avenue
          New York, New York 10171
          Attention: Legal Department
          Telecopy No.: 212-821-4042

     and

          SG Cowen & Co., LLC
          1221 Avenue of the Americas
          New York, NY 10020
          Attention: Michelle Bowe, Esq
          Telecopy No.: 212-279-7995

     (b) if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Encysive Pharmaceuticals Inc., 4848 Loop Central Drive, Suite 700, Houston, Texas 77081, Attention:
Attention: Bruce D. Given, M.D. facsimile no. (713) 796-8232.

          13. Governing Law and Construction: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES

THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

          14. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchasers and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Initial Purchasers) shall acquire or have any right under or by virtue of this Agreement.

          15. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

          16. Submission to Jurisdiction: Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Initial Purchasers. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          If the foregoing correctly sets forth the understanding between the Company and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Initial Purchasers.

                                        Very truly yours,

                                        ENCYSIVE PHARMACEUTICALS INC.


                                        By:    /s/ Bruce D. Given
                                            ------------------------------------
                                            Name:  Bruce D. Given
                                            Title: President and CEO

Accepted and agreed to as of the date
first above written:

J.P. MORGAN SECURITIES INC.


By:    /s/ Paul O'Hearn
    ---------------------------------
    Name:  Paul O'Hearn
    Title: Vice President


UBS SECURITIES LLC


By:    /s/ Sage Kelly
    ---------------------------------
    Name:  Sage Kelly
    Title: Managing Director


SG COWEN & CO., LLC


By:    /s/ John Mosler
    ---------------------------------
    Name:  John Mosler
    Title: Managing Director

                                   SCHEDULE A

                             Principal Amount
Initial Purchasers             of Firm Bonds
------------------           ----------------
J.P. MORGAN SECURITIES INC     $ 50,600,000
UBS SECURITIES LLC             $ 50,600,000
SG COWEN & CO., LLC            $ 13,800,000
   Total                       $115,000,000
                               ============


                                     Sch A-1

                                   EXHIBIT A-1
              OPINION OF PORTER & HEDGES, L.L.P AND BRYAN CAVE LLP

1. The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware with requisite corporate power and authority to own lease and operate its properties and conduct its business as described in the Final Memorandum except where the failure to have such power and authority would not, individually or in the aggregate, have a material adverse effect.

2. Each of the Company's domestic Subsidiaries has been duly organized and is validly existing as a corporation or other legal entity in good standing under the laws of its respective jurisdiction of organization with requisite power and authority to own, lease and operate its respective properties and to conduct its respective business; all of the issued shares of capital stock (or analogous ownership interests, as applicable) of each domestic Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and except as set forth in the Final Memorandum are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

3. The Company and each of the domestic Subsidiaries are duly qualified or licensed to do business as foreign corporations and are in good standing in each jurisdiction identified to us by the Company as those where the ownership or leasing of their properties or the conduct of their respective businesses requires such qualification or license, except where the failure, individually or in the aggregate, to be so qualified or licensed or be in good standing would not have a Material Adverse Effect.

4. The Company has an authorized and outstanding capital stock as set forth in the Final Memorandum; the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal securities laws and were not issued in violation of any statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal or similar rights.

5. Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Final Memorandum (except for the financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion) complied when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

6. The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Bonds and consummation of the transactions contemplated hereby and thereby including the issuance of the Bonds and the issuance of the Shares upon conversion of the Bonds, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), (i) the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of the domestic Subsidiaries or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known to such counsel after reasonable investigation to which the Company or any of the domestic Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the domestic Subsidiaries.

7. Neither the Company nor any of the domestic Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder's behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under) (i) its respective charter or by-laws (or analogous governing instruments, as applicable) (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the domestic Subsidiaries is a party or by which any of them or their respective properties may be bound or affected of which such counsel has knowledge, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the domestic Subsidiaries except, in the case of clauses
     (ii) and (iii), for those breaches, violations or defaults that would not have a Material Adverse Effect.

8. Except as described in the Final Memorandum, there are no actions, suits claims, investigations or proceedings pending or, to the best of such counsel's knowledge, threatened or contemplated to which the Company or any of the domestic Subsidiaries is or would be a party or of which any of their respective properties is or would subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which could result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the contemplated transactions.

9. The Company and its domestic Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their businesses, except for such licenses, certificates, authorizations or permits the failure of which to maintain would not have a Material Adverse Effect. Neither the Company nor any of its domestic Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. To the best of such counsel's knowledge, the Company and its domestic Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing their business, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect.

10. The Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except (a) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity and (b) the rights to indemnity and contribution may be limited by applicable law.

11. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except
     (a) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity and (b) the rights to indemnity and contribution may be limited by applicable law.

12. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except (a) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity and (b) the rights to indemnity and contribution may be limited by applicable law. The Indenture conforms in all material respects with the requirements of the 1939 Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

13. The Bonds have been duly authorized, executed and delivered by the Company and when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

14. The Shares initially issuable upon conversion of the Bonds have been duly authorized and reserved for issuance upon conversion of the Bonds, and upon conversion of the Bonds in accordance with their terms and the terms of the Indenture will be issued free of statutory and contractual preemptive rights and are initially sufficient in number to meet the conversion requirements of the Bonds, and such Shares, when so issued upon conversion of the Bonds in accordance with the terms of the Indenture, will be duly and validly issued and fully paid and non-assessable.

15. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency, or Nasdaq, or approval of stockholders of the Company, is required in connection with the issuance and sale by the Company of the Bonds or the issuance of Shares upon conversion of the Bonds or the consummation of the transactions as contemplated in the Purchase Agreement other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Bonds and the Shares are being offered by the Initial Purchasers, (ii) as may be required by Federal or state securities laws with respect to the Company's obligations under the Registration Rights Agreement and the listing of the Shares on Nasdaq in connection therewith, (iii) those required in connection with the qualification of the Indenture under the 1939 Act, (iv) those required in connection with arranging for the Bonds to be designated eligible for trading in PORTAL or for the Bonds to be eligible for clearance and settlement through the Depository Trust Company and (v) such as have already been obtained.

16. Assuming the accuracy of the representations and warranties of the Initial Purchasers, it is not necessary in connection with (i) the offer, sale and delivery of the Bonds to the Initial Purchasers pursuant to the Purchase Agreement or (ii) the initial resales of the Bonds by the Initial Purchasers in the manner contemplated in the Final Memorandum to register the Bonds under the Securities Act or to qualify the Indenture in respect thereof under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Bond or Share.

17. Neither the Company nor any of the domestic Subsidiaries is, nor after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Final Memorandum will any of them be, required to register as an "investment company" as defined in the Investment Company Act of 1940, as amended.

18. The terms of the Bonds, the Registration Rights Agreement, the Indenture and the capital stock of the Company, including the Shares, conform as to legal matters in all material respects to the descriptions thereof contained in the Final Memorandum.

19. The statements in the Final Memorandum under the captions "Description of Notes," "Description of Capital Stock," and "Notice to Investors" and in "Item 3--Legal Proceedings" of the Company's most recent annual report on Form 10-K, incorporated by reference in the Final Memorandum, in so far as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

20. The statements in the Final Memorandum under the caption "Certain United States Federal Income Tax Considerations" in so far as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

21. Based upon such counsel's participation in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Final Memorandum and related matters were discussed, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent stated in paragraphs 4, 18 and 19) no facts have come to such counsel's attention which lead such counsel to believe that the Final

     Memorandum as of its date or as of the date hereof (except for the financial statements and schedules and other financial data as to which we do not express any belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT A-2
                OPINION OF WOOD, PHILLIPS, KATZ, CLARK & MORTIMER

1. To the best of such counsel's knowledge, the Company and its domestic Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing their business and relating to Intellectual Property, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect.

2. To the best of such counsel's knowledge, each of the Company and the domestic Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described or incorporated by reference in the Final Memorandum as being owned or licensed to them or that are necessary for the conduct of their respective businesses (collectively, "Intellectual Property"). To the best of such counsel's knowledge and other than as described in the Memorandum (i) there are no third parties who have or, will be able to establish, rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by a third party challenging the Company's rights in or to any Intellectual Property, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others (except for ordinary course proceedings between the Company and the United States Patent and Trademark Office or any foreign equivalent thereof) challenging the validity or scope of any Intellectual Property, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

3. The description in the Offering Memorandum of statutes, legal or governmental proceedings and other documents relating to Intellectual Property are accurate in all material respects.

4. The statements in the Offering Memorandum under the heading "Risk Factors - Risks Relating to Intellectual Property," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects. The statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, set forth under "Part I - Item 1 - Business - Licenses and Patents," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described therein in all material respects.

                                   EXHIBIT A-3
                       OPINION OF FISH AND RICHARDSON P.C.

To the best of such counsel's knowledge, each of the Company and the domestic Subsidiaries own, or have obtained valid and enforceable licenses for the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described or incorporated by reference in the Final Memorandum as being owned or licensed to them or that are necessary for the conduct of their respective businesses (collectively, "Intellectual Property"). Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use the Intellectual Property necessary to conduct the Company's business as now conducted or proposed to be conducted by the Company as disclosed in the Final Memorandum. To the best of such counsel's knowledge and other than as described in the Final Memorandum (i) there are no third parties who have or, will be able to establish, ownership rights to any of the Intellectual Property owned by the Company; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by a third party challenging the Company's rights in or to any Intellectual Property, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others (except for ordinary course proceedings between the Company and the United States Patent and Trademark Office or any foreign equivalent thereof) challenging the validity or scope of any Intellectual Property, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and such counsel is unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

                                    EXHIBIT B
                            FORM OF LOCK-UP AGREEMENT

                                                                 March [ ], 2005

J.P. MORGAN SECURITIES INC.
277 Park Avenue
New York, NY 10172

UBS SECURITIES LLC
299 Park Avenue
New York, New York 10171

SG COWEN & CO., LLC
1221 Avenue of the Americas
New York, NY 10020

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the consummation of the transactions contemplated by the Purchase Agreement (the "Purchase Agreement") dated as of March [ ], 2005 between Encysive Pharmaceuticals Inc., a Delaware corporation (the "Company"), and you as the Initial Purchasers named therein, relating to an offering without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on Rule 144A under the Act, of Convertible Senior Notes due 2012 (the "Bonds"), of the Company.

          I agree that I will not, for a period from the date hereof until the end of a period (the "Restricted Period") of 90 days after the date of the Final Memorandum (as defined in the Purchase Agreement), without the prior written consent of J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the Initial Purchasers, directly or indirectly, offer, sell, contract to sell, hypothecate, pledge, sell or grant any option, right or warrant to purchase, or otherwise dispose of, or contract to dispose of, any shares of the Company's common stock, par value $.005 per share (the "Common Stock"), any securities substantially similar to the Bonds or the Common Stock or any securities that are convertible into or exchangeable for the Bonds or Common Stock or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of the ownership of the Common Stock or Bonds irrespective of whether any transaction mentioned above is to be settled by delivery of the Common Stock, the Bonds or other securities, in cash or otherwise[; provided, however, that notwithstanding the foregoing, the undersigned may sell up to [ ] shares of Common Stock within the Restricted Period (and any extension thereof pursuant to the succeeding paragraph) without the prior written consent of UBS Securities LLC and J.P. Morgan Securities Inc. upon prior notice to UBS Securities LLC and J.P. Morgan Securities Inc] [; provided, however, that notwithstanding the foregoing, the undersigned, during the Restricted Period (and any extension thereof pursuant to the succeeding paragraph) may sell up to an aggregate [ ] shares of Common Stock pursuant to a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 entered into by the undersigned on [November 29, 2004] [January 24, 2005]]. The foregoing sentence shall not apply to (A) gifts or transfers of shares of Common Stock made by the undersigned to, or for the benefit of, family members, charitable institutions, and trusts, limited partnerships or other entities created for estate planning purposes, the principal beneficiaries of which are family members or charitable institutions, subject to the condition that any such family member or charitable institution or other holder shall execute an agreement with the Initial Purchasers stating that such transferee is receiving and holding the Common Stock subject to the provisions of this agreement or (B) transfers of Common Stock by will or intestacy.

          If:

          (1) during the last 18 days of the Restricted Period, the Company issues an earnings release; or

          (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein shall continue to apply until the expiration of the 19-day period beginning on the issuance of the earnings release.

          If for any reason the Purchase Agreement shall be terminated prior to the time of purchase (as defined in the Purchase Agreement), the agreement set forth above shall likewise be terminated.

                                        Very truly yours,


                                        ----------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT B-1
                  LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

NAME                       POSITION(S)
----                       -----------
1.  Ron Anderson           Director

2.  Tommy A. Brock         Vice President, Biological Sciences

3.  J. Kevin Buchi         Director

4.  Frank C. Carlucci      Director

5.  Terrance C. Coyne      Vice President, Clinical Development and Chief
                           Medical Officer

6.  Robert J. Cruikshank   Director

7.  John H. Dillon, II     Director

8.  Richard A. F. Dixon    Senior Vice President, Research and Chief Scientific
                           Officer

9.  Heather Giles          Vice President, Strategic Planning

10. Bruce D. Given         President and Chief Executive Officer

11. Jeffrey Keyser         Vice President, Regulatory Affairs

12. Pamela Mabry           Director, Human Resources

13. Derek Maetzold         Vice President, Marketing and Sales

14. Stephen L. Mueller     Vice President, Finance and Administration

15. Suzanne Oparil         Director

16. John M. Pietruski      Director

17. Ann Tanabe             Director, Investor Relations and Corporate
                           Communications

18. James A. Thomson       Director

19. Patrick Ward           Executive Director, Business Development

20. James T. Willerson     Director


                                      B-1-1

                                    EXHIBIT C
                              OFFICERS' CERTIFICATE

1.   I have reviewed the Memorandum.

2. The representations and warranties of the Company as set forth in the Purchase Agreement are true and correct as of the time of purchase [and, if applicable, the additional time of purchase].

3. The Company has performed all of its obligations under the Purchase Agreement as are to be performed at or before the time of purchase [and at or before the additional time of purchase, as the case may be].

4. The conditions set forth in paragraphs (e) and (f) of Section 7 of the Purchase Agreement have been met.


                                       C-1